imprimis PHARMACEUTICALS

NASDAQ: IMMY

Mark L. Baum, CEO
November 2016

High-quality, innovative medications at accessible prices.

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

Prescription Drug Market is in Transition

- **Prescription Drug Market Realities**
  - Some pharma companies are abusing monopoly rights conferred by federal policy
  - Dramatic price increases for old off-patent drugs in $250M to $1B niche markets
  - Patient deductibles and out-of-pocket cost are increasing
  - 17% of all prescription drugs lack generic competition[1]
- **Imprimis Solution**
  - Work with payors and patient advocacy groups to design Imprimis Cares® formularies of lower cost compounded alternatives made with FDA-approved generic ingredients
  - Our medications are prescribed "off-label" just as >20% of all prescription drugs are[2]
  - Our model does not require FDA approval for the final medication
    - Lower cost, more efficient way to provide safe access to critical medications
  - Many of our medication formulations are patented or patent pending

[1] Guggenheim Securities
[2] Agency for Healthcare Research & Quality

Imprimis' Market Based Solution

Disrupting the $450B+ Total Drug Market[3]

50-80% payor savings; 60%+ gross margins

Proven Success

10%+ market share in large ophthalmology market

Pioneering a Solution to Drug Pricing Challenges

Significant IP

25+ patents issued and pending

Financial Fundamentals

Strong revenue growth; approaching profitability

imprimis PHARMACEUTICALS

[3] Observations on Trends in Prescription Drug Spending

Prescription for Lower Drug Prices

We use 7,800+ FDA-approved generic drugs to create *new* lower-cost, high-quality, customizable and often patentable compounded formulations



FDA-approved APIs made in FDA registered facilities according to USP monographs



Strict quality standards mandated by the Drug Quality & Security Act of 2013



Lower-cost novel compounded medications

Marketing and Distribution

- Two captive sales teams: Ophthalmology and Non-Ophthalmology
- Customers are:
  - Insurance/Managed Care
  - PBM networks
  - MDs and patients
- Headquartered in San Diego with three production facilities:
  - Irvine, CA
  - Ledgewood, NJ
  - Folcroft, PA
- Ship direct to patients and institutions in all 50 states
- No wholesalers or middlemen



Growing Payor Adoption

Pharmacy Benefit Managers (PBMs)

EXPRESS SCRIPTS®

OPTUM Rx®

CVS/caremark™

Healthcare Payors and Strategic Accounts

Cataract & Laser Institute

NVISION EYE CENTERS

TRICARE®

AMSURG

KAISER PERMANENTE®

Ophthalmology Program

Ophthalmology Business Pipeline

TOPICAL EYE DROPS		LUCENTIS EYLEA	Mitosol®	INTRAVENOUS SEDATION		OMIDRIA®	NAMES WITHHELD
Post-cataract surgery	Post-LASIK, cataract surgery	Chronic wet age-related macular degeneration	Glaucoma surgery	Ophthalmic surgeries	Oral and urologic procedures	Cataract Surgery	Glaucoma
Dropless Therapy® Injectables	**LessDrops® Combination Topicals**	**Bevacizumab**	**Mitomycin**	**IV Free MKO Melt™ Conscious Sedation**		**Mydriatics**	**Combination Eye Drop**
$1B+[4] Est. total market (incumbent drugs)		**$2B**[5] Est. total market (incumbent drugs)	**$15M**[5] Est. total market (incumbent drugs)	**Unavailable** Est. total market (incumbent drugs)		**$1.8B**[6] Est. total market (incumbent drugs)	**$1B+**[5] Est. total market (incumbent drugs)
$400M+ IMMY Est. TAM[5]		**$80M** IMMY Est. TAM[5]	**$1M** IMMY est. TAM[5]	**$100M** IMMY Est. TAM[5]	**$400M** IMMY Est. TAM[5]	**$100M** IMMY Est. TAM[5]	**$700M** IMMY Est. TAM[5]
APR 2014 Launch	**JAN 2015** Launch	**2H 2017** Launch	**2H 2017** Launch	**MAY 2016** Launch	**1H 2017** Launch	**2H 2017** Launch	**2H 2017** Launch

imprimis PHARMACEUTICALS

[4] Andrew Chang & Co. LLC, Dropless Cataract Surgery Economic Study
[5] Imprimis Pharmaceuticals internal business data
[6] Omeros Corporation: My Top Pick For 2016, Seeking Alpha

Disruption in the Ophthalmology Market


Injection


Sterile 3ml Bottle
imprimis

- **Market Opportunity of $400M**:
  - 3.9M cataract surgeries in 2017[7]
  - 700,000 LASIK surgeries annually[8]
- **Standard of Care**:
  - 2-3 eye drops cost patients ~$323 per eye[4]
- **Our Solution**:
  - Patent-pending injectable and topical formulations, enabled by SSP Technology®
  - Comprised of FDA-approved generic drugs
  - Est. 10%+ market share of $1B[4] market
  - >325,000 surgeries completed by >1,200 MDs
  - Strong and growing body of peer-reviewed clinical data supports adoption[9,10]

[4] Andrew Chang & Co. LLC, Dropless Cataract Surgery Economic Study
[7] Market Scope Report
[8] Number of LASIK surgeries in the United States
[9] Fisher, B. L., & Potvin, R.
[10] Tyson, S. L., et al.

Increasing Dropless and LessDrops Adoption


Dropless Therapy Since Inception in Q2-2014
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Q2 14' Q3 14' Q4 14' Q1 15' Q2 15' Q3 15' Q4 15' Q1 16' Q2 16' Q3 16'

Market Share Est. 10%+


LessDrops Since Introduction in Q1-2015
$1,750,000
$1,500,000
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
Q1 15' Q2 15' Q3 15' Q4 15' Q1 16' Q2 16' Q3 16'

IV Free™ Conscious Sedation



IV FREE™



- Sublingual midazolam, ketamine and ondansetron "lozenge" alternative to intravenous sedation
- **Market Opportunities**:
  - 4.5M ocular surgeries[7,8]
  - 500K vasectomies[11]
  - 14M colonoscopies[12]
  - 1M+ dental procedures requiring sedation[5]
- Patients prefer sublingual to IV intervention; and staff prefer efficiency of sublingual sedation
- Consistent, predictable dosing allows for quick and easy administration

imprimis PHARMACEUTICALS

[5] Imprimis Pharmaceuticals internal business data
[7] Market Scope Report
[8] Number of LASIK surgeries in the United States
[11] Allen, Vasectomy Risks and Benefits
[12] Screening colonoscopies

Growth Strategy

Removing Friction Q1 '17

- **Currently operate as a compounding pharmacy**
- Regulated by 50 separate state regulatory bodies
  - Restrictions include:
    - Small batch production
    - Patient-specific prescriptions required for each order
    - Higher labor costs associated with customer service, dispensing, shipping
- **Moving to an FDA-registered 503B outsourcing facility model**
  - 80% of prescriptions expected to be dispensed from new outsourcing facility
  - Benefits include:
    - New revenue opportunities – increase in large physician practices, ambulatory surgery centers, hospitals and other large healthcare providers requiring FDA registration, cGMP quality standards and ordering ease
    - Margin expansion – increased productivity and decreased labor costs related to order intake, prescription processing, and shipping
    - Scalable growth – bigger batch sizes, greater per order quantities and larger allowable inventory amounts

Imprimis Cares® Pipeline (Non-Ophthalmology)

Thiola	ELMIRON	EPIPEN	Evzio	COMPETITOR NAMES WITHHELD
Cystinuria	Interstitial cystitis (IC)	Allergic reactions (anaphylaxis)	Opioid overdose	Withheld
Tiopronin D-R	**PPS-DR™ (Pentosan Polysulfate Sodium D-R)**	**Epinephrine Injectables**	**Naloxone**	**Hormone extended release gel**
$500M[13,14] Est. total market (incumbent drugs)	**$280M**[15,16] Est. total market (incumbent drugs)	**$1B+**[17] Est. total market (incumbent drugs)	**$1B+**[18,19] Est. total market (incumbent drugs)	**$2B**[5] Est. total market (incumbent drugs)
$160M MMY est. TAM[5]	**$100M** MMY Est. TAM[5]	**$500M** MMY Est. TAM[5]	**$50M** MMY Est. TAM[5]	**$500M** MMY Est. TAM[5]
MAY 2016 Launch	**OCT 2015** Launch	**2H 2017** Launch	**2H 2017** Launch	**2H 2017** Launch

imprimis PHARMACEUTICALS

[5] Imprimis Pharmaceuticals internal business data
[13] Price Comparison for Thiola
[14] Retrophin Investor Presentation
[15] Price Comparison for Elmiron
[16] Trader, Seeking Alpha
[17] Koons, Bloomberg Businessweek
[18] American Society of Addiction Medicine
[19] Jacobs, Business Insider

Imprimis Cares Strategic Partners

- **Express Scripts**
  - Largest PBM in the U.S.
  - Express scripts covers 85M lives and processes over 1.3B prescriptions annually
  - Partnership announced December 2015 offering patients Imprimis' low-cost alternative to Daraprim® for $1.00 per capsule representing
  - Daraprim alternative represents an estimated payor savings of $16M since Jan 2016
- **Confidential Specialty Pharmacy of Large PBM**
  - Supply agreement signed October 2016 includes the complete Imprimis Cares® formulary
  - Specialty pharmacy division of one of the nation's largest PBMs
  - PBM covers over 65M lives in the U.S. and processes over 1B prescriptions each year
  - Clients include some of the largest private payors

Implementing Efficiencies to Grow Margins

Order Inflow:

- MaxRx Prescriber Portal™

Production:

- State-of-the-art changes to NJ and CA facilities
- Automated Filling and Labeling
- Labeling / Shipping Automation

Dispensing:

- Eliminating processing patient prescriptions

Recent Management Additions



Clayton Edwards
SVP, Pharmacy Operations
PREVIOUSLY: OPTUMRX, LIBERTY MEDICAL



Pramod Sharma
VP, Quality
PREVIOUSLY: AKORN, ALVOGEN, ALBANY MOLECULAR RESEARCH



Eric Rice
VP, Client Services
PREVIOUSLY: PHILIDOR RX, COMCAST



Sanjay Samudre
Director, Manufacturing
PREVIOUSLY: TELIGENT (IGI LABS), NOVARTIS, ENDO

Tip of the Iceberg



2014 to Present: Proving the Model

- Launched Ophthalmology business
- Acquired compounding infrastructure
- Launched Imprimis Cares formulary

2016 and Beyond: Growth and Scale

- Imprimis Cares portfolio expansion
- Large payor relationship initiations
- Market share penetration
- Production and dispensing scale (503B)
- Margin expansion

Structure and Financials

Revenue Performance & Insurance Claim


6,000
5,000
4,000
3,000
2,000
1,000
–
Ophthalmology Sales
Non-Ophthalmology Sales
Insurance Claim
(in thousands of dollars)
$554
$1,563
$1,967
$2,683
$3,503
$4,381
$4,907
$5,760*
Q4-2014
Q1-2015
Q2-2015
Q3-2015
Q4-2015
Q1-2016
Q2-2016
Q3-2016

	Q4-2014	Q1-2015	Q2-2015	Q3-2015	Q4-2015	Q1-2016	Q2-2016	Q3-2016
Gross Margin	39%	36%	47%	55%	44%	49%	56%	52%
Net Loss	(2,745)	(3,093)	(3,730)	(3,952)	(5,124)	(4,496)	(4,639)	(3,850)

imprimis PHARMACEUTICALS

* Represents $818.00 gain paid for business interruption insurance claim related to lost profits for down time of Texas facility.

Capital Structure

As of September 30, 2016 (unaudited):

Common stock issued and outstanding	13,229,320
Options, weighted avg. ex. $6.26*	1,971,063
Warrants, weighted avg. ex. $5.20	240,688
Convertible note, conv. price $3.60	833,333
RSUs (time based vesting)	98,068
RSUs (market based vesting)**	1,207,500
Total diluted outstanding	17,579,972

*760,071 options excisable. Total options includes 600,000 market based options, vests at stock prices ranging from $9 to $15 and an ex. price $7.87

**Vesting requires stock prices ranging from $9 to $15

Condensed Balance Sheet - Unaudited

(in thousands of dollars)		at September 30, 2016
ASSETS		
Current assets		
Cash and restricted cash and investments	$	2,812
Receivables, net		3,074
Prepaid expenses, inventories and other current assets		3,064
Total current assets		8,950
Goodwill and intangible assets, net		5,221
Plant, property and equipment, net		7,346
TOTAL ASSETS	**$**	**21,517**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable and accrued expenses	$	5,086
Deferred revenue and customer deposits		55
Other current liabilities		824
Total current liabilities		5,780
Long term debt and other liabilities, net of discounts		12,905
TOTAL LIABILITIES		**18,685**
TOTAL STOCKHOLDERS' EQUITY		**2,832**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$**	**21,517**

Company Profile

- Trading symbol: NASDAQ: IMMY
- Price per share (11-11-16): $2.66
  - Stock price range (52-week): $2.28 - $7.81
- Average daily trading volume (3 months): 50,000 shares
- Market cap: $35 million
  - Shares Outstanding: 13.2 million
  - Float: 10.4 million
- Q3-2016 Net loss: ($3,850,000)
- Q3-2016 Cash balance: $2.8 million

References and Appendix

References

1. Guggenheim Securities, LLC healthcare analyst Louise Chen
2. Agency for Healthcare Research & Quality – Off-Label Drugs: What You Need to Know. (2015, September 01). Retrieved November 08, 2016, from http://www.ahrq.gov/patients-consumers/patient-involvement/off-label-drug-usage.html
3. Observations on Trends in Prescription Drug Spending - Assistant Secretary for Planning and Evaluation. (2016, March 8). Retrieved July 14, 2016, from https://aspe.hhs.gov/sites/default/files/pdf/187586/Drugspending.pdf
4. Andrew Chang & Co LLC. Analysis of the Economic Impacts of Dropless Cataract Therapy on Medicare, Medicaid, State Governments, and Patient Costs (2015, October). Retrieved January 5, 2016, from http://www.improvedeyecare.org/CSIE_Dropless_Economic_Study.pdf.
5. Imprimis Pharmaceuticals internal business data, 2015-2016
6. H. (2015, December 16). Omeros Corporation: My Top Pick For 2016. Retrieved November 08, 2016, from http://seekingalpha.com/article/3760286-omeros-corporation-top-pick-2016
7. Market Scope, LLC, Comprehensive Report on the Global IOL Market (2013, May). Retrieved November 15, 2014.
8. Number of LASIK surgeries in the United States from 1996 to 2014. Retrieved June 3, 2016 from http://www.statista.com/statistics/271478/number-of-lasik- surgeries-in-the-us/.
9. Fisher, B. L., & Potvin, R. (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. Retrieved October 18, 2016, from https://www.dovepress.com/transzonular-vitreous-injection-vs-a-single-drop-compounded-topical-ph-peer-reviewed-fulltext-article-OPTH
10. Tyson, S. L., et al. (2016, September 30). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: A large-scale review. Retrieved November 5, 2016, from http://journals.lww.com/co-ophthalmology/Abstract/publishahead/Clinical_outcomes_after_injection_of_a_compounded.99409.aspx
11. Allen, A. (2007). Vasectomy Risks and Benefits. Retrieved November 08, 2016, from http://www.webmd.com/men/features/vasectomy-risks-benefits
12. Screening colonoscopy: Quality, public awareness key to efficacy. (2009, August 10). Retrieved November 8, 2016, from http://www.healio.com/hematology-oncology/gastrointestinal-cancer/news/print/hemonc-today/{fd4ce3c6-efc8-4cd0-941f-8eeaa527fe6d}/
13. Price Comparison for Thiola. Retrieved June 3, 2016, from http://www.goodrx.com/thiola.
14. Retrophin Investor Presentation. Retrieved September 26, 2016, from http://files.shareholder.com/downloads/AMDA-1PLA2O/2901936618x0x908705/2E29C48F-5905-47DF-BC30-670FA4E7BE5C/RTRX_Corporate_Overview_September_2016_External.pdf.

References

15. Price Comparison for Elmiron. Average cost of $650 (90 count). Retrieved June, 3, 2016 from http://www.goodrx.com/Elmiron.
16. Trader, O. (2016, September 28). Seeking Alpha -- Updating My Thesis On Aquinox After The Equity Raise. Retrieved October 18, 2016, from http://seekingalpha.com/article/4008951-updating-thesis-aquinox-equity-raise.
17. Koons, C. (2015, September 23). Bloomberg Businessweek – How Marketing Turned the EpiPen Into a Billion-Dollar Business. Retrieved November 08, 2016, from http://www.bloomberg.com/news/articles/2015-09-23/how-marketing-turned-the-epipen-into-a-billion-dollar-business
18. American Society of Addiction Medicine. Opioid Addiction 2016 Facts & Figures. (2016). Retrieved November 09, 2016, from http://www.asam.org/docs/default-source/advocacy/opioid-addiction-disease-facts-figures.pdf
19. Jacobs, H. (2016, August 01). The price of the 'antidote' to the overdose crisis is skyrocketing. Business Insider. Retrieved November 09, 2016, from http://www.businessinsider.com/price-of-naloxone-narcan-skyrocketing-2016-7

imprimis
PHARMACEUTICALS

Imprimis Pharmaceuticals
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
(858) 704-4040
www.imprimispharma.com